                              AVATAR HOLDINGS INC.

                                  $100,000,000

                   ___% Convertible Subordinated Notes due 2005




                             UNDERWRITING AGREEMENT




                                                                January __, 1998




CIBC Oppenheimer Corp.
SBC Warburg Dillon Read Inc.
c/o CIBC Oppenheimer Corp.
CIBC Oppenheimer Tower
World Financial Center
New York, New York  10281

Ladies and Gentlemen:

                  Avatar Holdings Inc., a Delaware corporation (the "Company"), proposes to sell to you (together, the "Underwriters"), $100,000,000 aggregate principal amount of the Company's ___% Convertible Subordinated Notes due 2005 (the "Firm Notes") which are to be issued by the Company pursuant to the provisions of an indenture, to be dated as of January __, 1998 (such indenture, as amended or supplemented, is herein referred to as the "Indenture"), between the Company and The Chase Manhattan Bank (the "Trustee"). In addition, the Company proposes to grant to the Underwriters an option to purchase additional Notes in an aggregate principal amount of up to $15,000,000 (the "Additional Notes") from it for the purpose of covering over-allotments in connection with the sale of the Firm Notes. The Firm Notes and the Additional Notes are together called the "Notes." The Notes and the shares of the Company's common stock, par value $1.00 per share (the "Common Stock") issuable upon conversion of the Notes (the "Conversion Shares"), are herein sometimes referred to as the "Securities."


                  1. Sale and Purchase of the Notes. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:
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                  (a) The Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of ___% of the principal amount thereof (the "Initial Price"), the principal amount of Firm Notes set forth opposite the name of such Underwriter in Schedule I to this Agreement.

                  (b) The Company grants to the Underwriters an option to purchase, severally and not jointly, all or any part of the Additional Notes at the Initial Price. The principal amount of Additional Notes to be purchased by each Underwriter shall be the same percentage (adjusted by the Underwriters to eliminate fractions) of the total principal amount of Additional Notes to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Notes. Such option may be exercised only to cover over-allotments in connection with the sales of the Firm Notes by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Notes Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Underwriters to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Notes Closing Date or at least two and no more than five business days before the Additional Notes Closing Date (as defined below), as the case may be, setting forth the principal amount of Additional Notes to be purchased and the time and date (if other than the Firm Notes Closing Date) of such purchase.

                  2. Delivery and Payment. Delivery by the Company of the Notes to the Underwriters, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (same day) funds to the Company, shall take place at the offices of CIBC Oppenheimer Corp., at CIBC Oppenheimer Tower, World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third business day (the fourth business day, should the Notes be priced after 4:00 p.m., New York City time) following the date of this Agreement. Payment and delivery in respect of the Firm Notes may occur at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Underwriters (such time and date of delivery and payment are called the "Firm Notes Closing Date").

                  In the event the option with respect to the Additional Notes is exercised, delivery by the Company of the Additional Notes to the Underwriters and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (same day) funds to the Company shall take place at the offices of CIBC Oppenheimer Corp. specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Notes Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Additional Notes Closing Date"). The Firm Notes Closing Date and the Additional Notes Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."


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                  Notes issued in book-entry form will be issued to Cede & Co.
as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement (the "DTC Agreement") among the Company, the Trustee and DTC. Certificates evidencing the Notes shall be registered in the name of Cede & Co. pursuant to the DTC Agreement and shall be made available to the Underwriters for examination, at such place as is designated by the Underwriters, at least one full business day before the Firm Notes Closing Date (or the Additional Notes Closing Date in the case of the Additional Notes).

                  3. Registration Statement and Prospectus; Public Offering. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-41923), including a preliminary prospectus relating to the Securities, and has filed with the Commission the registration statement and such amendments thereto as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereto) and of the related preliminary prospectus have heretofore been delivered by the Company to you. The term "Registration Statement" means the Registration Statement as amended at the time and on the date it becomes effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(a), Rule 430A and Rule 462(b) of the Rules. The term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement that omits information with respect to the Notes permitted pursuant to paragraph (a) of Rule 430A of the Rules to be omitted from the form of Prospectus included in the Registration Statement at the time it is declared effective by the Commission. The term "Prospectus" means the prospectus in the form first used to confirm sales of the Notes (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules) or the preliminary prospectus forming part of the Registration Statement at the time it was declared effective together with the term sheet permitted under Rule 434(b) and filed with the Commission pursuant to Rule 424(b), as applicable. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the documents incorporated by reference thereto pursuant to Item 12 of Form S-3 under the Securities Act as of the date of the Registration Statement, preliminary prospectus or Prospectus as well as the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR"). Any reference to any amendment or supplement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3.

                  The Company understands that the Underwriters propose to make a public offering of the Notes, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement and the qualification of the Indenture under the Trust Indenture Act of 1939,


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as amended (the "TIA") as the Underwriters deem advisable. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed each preliminary prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters) during any period in which a preliminary prospectus or Prospectus is required by law to be distributed.

                  4. Representations and Warranties of the Company. The Company hereby represents and warrants to each Underwriter as follows:

                  (a) On the Effective Date the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement or any related registration statement filed with the Commission pursuant to Rule 462(b) of the Rules shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply in all material respects with the applicable provisions of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Company makes no representation or warranty as to any information in the Registration Statement, the preliminary prospectus, the Prospectus or any amendment or supplement thereto contained in or omitted from (i) the paragraphs with respect to stabilization or affiliate transactions on the inside front cover page of the Prospectus and (ii) the statements contained under the caption "Underwriting" in the preliminary prospectus and the Prospectus. The Company acknowledges that such statements constitute the only information furnished in writing by the Underwriters specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

                  (b) All contracts and other documents required to be filed as exhibits to the Registration Statement or the documents incorporated by reference therein have been filed


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         with the Commission as exhibits to the Registration Statement or the documents incorporated by reference therein.

                  (c) When the Registration Statement became effective, the Indenture was, and at all times thereafter has been and will be, duly qualified under the TIA, and conformed and at all times thereafter will conform, to the requirements of the TIA.

                  (d) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when each was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed) with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, as applicable, and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective, at the time the Prospectus was issued and on the Closing Date (and, if any Additional Notes are purchased, at the Additional Notes Closing Date), did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (e) The financial statements and schedules of the Company (including all notes thereto) included in the Registration Statement and Prospectus fairly present the financial position, the results of operations, stockholders' equity and cash flows and the other information purported to be shown therein of the Company at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made. No other financial statements or schedules of the Company are required by the Securities Act or the Rules to be included in the Registration Statement. There are no schedules required to be included in the Registration Statement in order to present fairly in all material respects the information required to be stated therein; and the historical financial information and statistical data set forth in the Prospectus under the captions "Summary Consolidated Financial Information," "Capitalization" and "Selected Financial Data" are fairly stated in all material respects in relation to the financial statements from which they have been derived. The pro forma financial data included in the Registration Statement and the Prospectus present fairly the information shown therein, comply in all material respects with the requirements of the Securities Act and the Rules and Regulations with respect to pro forma financial statements, have been properly compiled on the pro forma basis described therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.


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                  (f) To the knowledge of the Company, Ernst & Young LLP, whose separate reports have been filed with the Commission as a part of the Registration Statement, is and, during the periods covered by its reports, was an independent public accountant with respect to the Company as required by the Securities Act and the Rules.

                  (g) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware. The Company's subsidiaries which are or would be required to be listed pursuant to Item 601 of Regulation S-K and Rule 1-02(w) of Regulation S-X under the Securities Act ("Rule 1-02(w)") on the Company's Annual Report on Form 10-K (the "Subsidiaries"), are set forth on Schedule II hereto. Each other subsidiary of the Company is not a "significant subsidiary" as defined in Rule 1-02(w). Each Subsidiary of the Company has been duly incorporated or formed and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation or organization. Each of the Company and its Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, and the Company has not received any claim or notice from any official authority in any jurisdiction that it is required to be qualified or licensed to do business in any such jurisdiction in which it is not so qualified or licensed. The Company and its Subsidiaries do not own, lease or license any material asset or property or, other than through independent sales agents, conduct any business outside the United States of America. Each of the Company and its Subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, franchises, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and operate its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus, except for such authorizations, approvals, consents, orders, licenses, franchises, certificates and permits which, if not obtained, would not have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole; no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, franchises, certificates and permits necessary to enter into, deliver and perform this Agreement and the Indenture and to issue, execute, deliver and sell the Notes and to issue the Conversion Shares in accordance with the Indenture (except as may be required under the Securities Act, the Exchange Act and state and foreign Blue Sky laws and the TIA).


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                  (h) The Company owns or possesses adequate and enforceable rights to use all (to the extent any of them exist) patents, patent applications, trademarks, trademark applications, service marks, copyrights, copyright applications, licenses and other similar rights (collectively, the "Intangibles") necessary for the conduct of its business as now being conducted and as described in the Registration Statement and the Prospectus. The Company has not infringed, is not infringing, and has not received any notice of infringement of, any Intangible of any other person and the Company does not know of any basis therefor except for such infringements which individually or in the aggregate would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole. The Company has not received any notice of infringement of any of its Intangibles and the Company does not know of any basis therefor.

                  (i) Each of the Company and its Subsidiaries has good and valid title in fee simple to each of the items of personal property which are reflected in the financial statements referred to in Section 4(e) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and other than those that could not materially affect the value thereof or materially interfere with the use made or presently contemplated to be made by them.

                  (j) Except as disclosed in the Registration Statement and the Prospectus, there is no material litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the best of the Company's knowledge, threatened (and the Company does not know of any basis therefor) against, or involving the assets, properties or businesses of, the Company or any of its Subsidiaries which, if determined adversely to the Company or any of its Subsidiaries, would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

                  (k) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, there has not been any material adverse change in the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; each of the Company and its Subsidiaries has not entered into any transaction, other than in the ordinary course of business, that is material to the Company and its Subsidiaries, taken as a whole; each of the Company and its Subsidiaries has not sustained any material loss

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
         or interference with its assets, businesses or properties from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree. Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected in the Registration Statement and the Prospectus, each of the Company and its Subsidiaries has not undertaken any material liability or obligation, direct or contingent, except for liabilities or obligations undertaken in the ordinary course of business consistent with past practice.

                  (l) Each agreement listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by the Company or one of its Subsidiaries in accordance with its terms (subject to bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to general equitable principles, whether considered in proceedings in equity or at law), except where the failure of any such agreement to be in full force and effect and valid and enforceable by the Company or one of its Subsidiaries in accordance with its terms would not have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company, nor to the best of the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default which default or event would have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other indenture, mortgage, deed of trust, note or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their properties or businesses is bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

                  (m) Each of the Company and its Subsidiaries is not in violation of any term or provision of its charter or by-laws or partnership or joint venture agreement or of any judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.


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
                  (n) Neither the execution, delivery and performance of this Agreement or the Indenture by the Company nor the consummation of any of the transactions contemplated hereby or thereby (including, without limitation, the issuance and sale by the Company of the Notes and the issuance of the Conversion Shares in accordance with the Indenture) will (i) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any of its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, note or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its Subsidiaries, except for such terminations, accelerations, conflicts, breaches, defaults and events which would not, individually or in the aggregate, result in a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (ii) violate any provision of the charter or by-laws or partnership or joint venture agreement of the Company or any of its Subsidiaries.

                  (o) As of September 30, 1997, the Company had an authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Conversion Shares have been duly and validly authorized and reserved for issuance and, when delivered upon conversion of the Notes, will be duly and validly issued, fully paid and non-assessable and none of them will be issued in violation of any preemptive or similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or agreement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, stock of the Company.

                  (p) The Notes have been duly authorized and, when executed by the Company and authenticated by the Trustee in accordance with the Indenture and delivered to the Underwriters against payment therefor pursuant to this Agreement, will be duly and validly issued and will constitute valid and binding obligations of the Company entitled to the benefit of the Indenture and enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights or remedies generally and general equitable principles.


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                  (q) The Common Stock, the Notes and the Indenture conform to all statements in relation thereto contained in the Registration Statement and the Prospectus. No shares of Preferred Stock are issued and outstanding.

                  (r) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described or referred to therein, the Company has not (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any material transaction not in the ordinary course of business consistent with past practice or (iii) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

                  (s) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filing of the Registration Statement or the consummation of the transactions contemplated hereby, other than the right of Hilcoast Development Corp. ("Hilcoast") which is subject to the Company's right to defer such registration as set forth in the Registration Rights Agreement dated as of October 3, 1997 between the Company and Hilcoast. The Company has obtained from all officers and directors of the Company and from Odyssey Partners, L.P., their enforceable written agreement that for a period of at least 180 days from the date of this Agreement they will not, without the prior written consent of CIBC Oppenheimer Corp., sell, offer to sell, distribute, pledge, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or encumber, or exercise any registration rights with respect to, any shares of Common Stock, any options or warrants to purchase any shares of Common Stock, or any securities convertible into or exchangeable for shares of Common Stock (including, without limitation, the Notes) now owned by them or hereafter acquired or with respect to which they have or hereafter acquire the power of disposition.

                  (t) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Notes. This Agreement has been duly and validly executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether considered in proceedings in equity or at law) and
         (B) with respect to this Agreement, to the extent that rights to indemnity or contribution under this Agreement may be limited by federal, state or foreign securities laws or the public policy underlying such laws.


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                  (u) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance by the Company of the Indenture and the Notes. The Indenture and the Notes, when executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, constitute and will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except
         (A) as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether considered in proceedings in equity or at law), (B) with respect to the Indenture to the extent that rights to indemnity or contribution may be limited by federal, state or foreign securities laws or the public policy underlying such laws and (C) that in the case of the Notes such enforcement may be subject to the discretion of the court before which any proceedings therefor may be brought as to whether the Notes will be entitled to the benefits provided by the Indenture.

                  (v) Each of the Company and its Subsidiaries is conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where the failure to be so in compliance would not have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

                  (w) Neither the Company nor any of its Subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

                  (x) No transaction has occurred between or among the Company and its Subsidiaries and any of its or their officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

                  (y) Each of the Company and its Subsidiaries has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or the Notes to facilitate the sale or resale of any of the Notes.

                  (z) The Company and its Subsidiaries have timely filed all federal, state, local and foreign tax returns which are required to be filed, other than those filings being contested in good faith and as to which adequate reserves have been provided, through the date hereof, which returns are complete and correct in all material respects and, to the Company's best knowledge, not the subject of any audit proceedings other than those set forth on Schedule III hereto, or have received extensions thereof. The audits set forth on Schedule III hereto, individually or in the aggregate, would not have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries have paid all taxes shown on such returns and all assessments received by them, except where the failure to file, extend the due date of or pay the same, individually or in the aggregate would not have a material adverse effect on the assets or properties, business, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole.

                  (aa) Subject only to notice of issuance, the Notes have been qualified for inclusion on the Nasdaq SmallCap Market.

                  (bb) The Company and each of its Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's authorizations and are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States; (ii) access to assets is permitted only in accordance with management's authorization; and (iii) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (cc) The Company has not distributed and, prior to the later of (i) the Closing Date and (ii) the completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Registration Statement or any amendment thereto, any preliminary prospectus or the Prospectus or any amendment or supplement thereto, or other materials, if any, permitted by the Securities Act.

                  (dd) The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus and the Registration Statement will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (ee) The present and fair salable value of the assets of the Company exceeds the amount that will be required to be paid or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and mature, and, following the issuance of the Notes, the present fair and salable value of the assets of the Company will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and mature. The assets of the Company do not constitute unreasonably small capital to carry out its business as presently conducted (and will not constitute unreasonably small capital to carry out its business as proposed to be conducted) including the capital needs of the Company, taking into account the projected capital requirements and capital availability of the Company.

                  5. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Notes are subject to each of the following terms and conditions:

                  (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(A)(a).

                  (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect, and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters.

                  (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 5(d) and 5(k) shall be true and correct in all respects (as to representations qualified by materiality) and in all material respects (as to representations not so qualified) when made and on and as of each Closing Date as if made on such date, except for representations and warranties that speak as of a specific date other than the Closing Date (which need only be true and correct as of such date) and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.

                  (d) The Underwriters shall have received on each Closing Date a certificate, addressed to the Underwriters and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, this Agreement and the Indenture and that the representations and warranties of the Company in this Agreement are true and correct in all respects (as to representations qualified by materiality) and in all material respects (as to representations not so qualified) on and as of such Closing Date with the same effect as if made on such Closing Date, except for representations and warranties that speak as of a specific date other than the date hereof (which need only be true and correct as of such date) and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement and the Indenture required to be performed or satisfied by it at or prior to such Closing Date.

                  (e) The Indenture shall have been duly executed and delivered by the parties thereto.

                  (f) The Underwriters shall have received at the time this Agreement is executed and on each Closing Date, a letter or letters signed by Ernst & Young LLP, addressed to the Underwriters and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance satisfactory to the Underwriters, confirming that they are independent accountants within the meaning of the Securities Act and the Rules, that the response to Item 10 of the Registration Statement is correct insofar as it relates to them and containing statements and information of the type ordinarily included in accountant's "comfort letters" to Underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus. References to the Registration Statement and the Prospectus in this paragraph (f) are to such documents as amended and supplemented at the date of the letter.

                  (g) The Underwriters shall have received on each Closing Date from Weil, Gotshal & Manges LLP, counsel for the Company, an opinion, addressed to the Underwriters and dated such Closing Date, substantially to the effect of Exhibit A attached hereto.

                  (h) The Underwriters shall have received on each Closing Date from Dennis Getman, Esq., general counsel of the Company, an opinion, addressed to the Underwriters and dated such Closing Date, substantially to the effect of Exhibit B attached hereto.

                  (i) The Underwriters shall have received on each Closing Date from Cravath, Swaine & Moore, counsel to the Trustee, an opinion, addressed to the Underwriters and dated such Closing Date, and stating in effect that:

                           (i) The Trustee has been duly incorporated and is
                  validly existing as a banking corporation in good standing under the laws of the State of New York.

                           (ii) The Trustee has the corporate trust power and
                  authority to execute, deliver and perform its duties under the Indenture, has duly executed and delivered the Indenture and, insofar as the laws governing the trust powers of the Trustee are concerned and assuming due authorization, execution and delivery thereof by the Company, the Indenture constitutes a legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

                           (iii) The Notes have been duly authenticated and
                  delivered by the Trustee.

                           (iv) The execution, delivery and performance by the
                  Trustee of the Indenture do not conflict with or constitute a breach of the charter or by-laws of the Trustee.

                           (v) No approval, authorization or other action by, or
                  filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Trustee is required in connection with the execution and delivery by the Trustee of the Indenture or the performance by the Trustee of its duties thereunder, except such as have been obtained, taken or made.

                  (j) All proceedings taken in connection with the sale of the Firm Notes and the Additional Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriters and their counsel and the Underwriters shall have received from Morgan, Lewis & Bockius LLP a favorable opinion, addressed to the Underwriters and dated such Closing Date, with respect to the Notes, the Registration Statement and the Prospectus, and such other related matters, as the Underwriters may reasonably request. The Company shall have furnished to Morgan, Lewis & Bockius LLP such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

                  (k) The Underwriters shall have received on each Closing Date a certificate, including exhibits thereto, addressed to the Underwriters and dated such Closing Date, of the secretary or an assistant secretary of the Company, signed in such officer's capacity as such officer, as to the (i) certificate of incorporation and bylaws of the Company, (ii) resolutions authorizing the execution and delivery of the Registration Statement, this Agreement, the Indenture, the Notes and the performance of the transactions contemplated by this Agreement, the Indenture, the Registration Statement, the Prospectus and the offering of the Notes, and (iii) incumbency of the person or persons authorized to execute and deliver the Registration Statement, this Agreement, the Indenture and any other documents contemplated by the offering of the Notes.

                  (l) The Underwriters shall have received on each Closing Date certificates of the Secretaries of State of each State where the Company or any of its Subsidiaries is incorporated and doing business as to the good standing of the Company or such

         Subsidiary, listing all charter documents on file, if applicable, qualification of the Company or such Subsidiary to do business as a foreign corporation, if applicable, payment of taxes and filing of annual reports. In addition, the Underwriters shall have received copies of all charter documents of the Company certified by the Secretary of State of the State of such corporation's incorporation.

                  6. Covenants of the Company. (A) The Company covenants and agrees as follows:

                  (a) The Company shall prepare the Prospectus in a form approved by the Underwriters and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if such second business day would be more than fifteen business days after the Effective Date of the Registration Statement or any post-effective amendment thereto, such earlier date as would permit such Prospectus to be filed without filing a post- effective amendment as set forth in Rule 430A(a)(3) under the Securities Act and shall promptly advise the Underwriters (i) when the Registration Statement shall have become effective, (ii) when any amendment thereof or any related registration statement filed with the Commission pursuant to Rule 462(b) of the Rules shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iv) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or amendment or supplement to the Prospectus unless the Company has furnished the Underwriters a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Underwriters reasonably object. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Company shall, if requested by you, use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the third sentence of paragraph (a) of this
         Section 6(A), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                  (c) The Company shall make generally available to its security holders and to the Underwriters as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), a consolidated earnings statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

                  (d) The Company shall furnish to each Underwriter and counsel for the Underwriters, without charge, at least one (1) signed copy of the Registration Statement (including all exhibits filed therewith or incorporated by reference therein and amendments thereof and documents incorporated or deemed to be incorporated by reference therein) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Underwriters may reasonably request.

                  (e) The Company shall cooperate with the Underwriters and their counsel in endeavoring to qualify the Notes for offer and sale under the laws of such jurisdictions as the Underwriters may designate and shall maintain such qualifications in effect so long as required for the distribution of the Notes; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                  (f) For a period of five years after the date of this Agreement, the Company shall supply to the Underwriters who may so request in writing, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Underwriters a copy of each annual or other report it shall be required to file with the Commission.

                  (g) Without the prior written consent of CIBC Oppenheimer Corp., for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission, or otherwise encumber or dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for (i) the issuance of the

         Notes pursuant to the Registration Statement, and (ii) the issuance of Conversion Shares and the issuance of shares pursuant to the exercise of outstanding options not otherwise the subject of lockup agreements pursuant to Section 4(s) hereof under the Company's existing stock option plans.

                  (h) On or before completion of this offering, the Company shall cause the Notes to be included for trading on the Nasdaq SmallCap Market and any shares of Common Stock issuable upon conversion of the Notes to be included for trading on the Nasdaq Stock Market National Market.

                  (B) The Company agrees to pay, or reimburse if paid by the Underwriters, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses of the Company incident to the public offering of the Notes and the performance of the obligations of the Company under this Agreement including those relating to (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, duplicating, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Notes to the Underwriters;
(iii) the registration or qualification of the Notes for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in
Section 6(A)(e), including the fees and disbursements of counsel for the Underwriters in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Notes by the Underwriters or by dealers to whom Notes may be sold; (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Underwriters of copies of all reports and information required by Section 6(A)(f); and (vii) inclusion of the Notes for quotation on the Nasdaq SmallCap Market.

                  7. Indemnification.

                  (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any misrepresentation or breach of any representation or warranty by the Company contained in this Agreement; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Notes to any person by such Underwriter (i) if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter specifically for use therein or, (ii) as to any preliminary prospectus, with respect to any Underwriter, to the extent that any such loss, claim, damage or liability of such Underwriter results from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus, which untrue statement or omission was corrected in the Prospectus, if such Underwriter sold Notes to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus, unless such failure resulted from the failure of the Company to deliver copies of the Prospectus to such Underwriter on a timely basis to permit such sending or giving. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the last paragraph of the cover page of the Prospectus, in the paragraph relating to stabilization and the statements with respect to the public offering of the Notes under the caption "Underwriting" in the Prospectus provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter.

                  (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent; provided, however, that such consent shall not be unreasonably withheld.

                  8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 7(a) and 7(b) is due in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriters, as the case may be, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as
(x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriters, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or omission or alleged omission of a material fact related to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall any Underwriter (except as may be provided in the Agreement Among Underwriters) be liable or responsible for any amount in excess of the underwriting discount applicable to the Notes purchased by such Underwriter hereunder, and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 8, notify such party or parties from whom contribution may be sought, but the failure so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 8 are several in proportion to their respective underwriting commitments and not joint.

                  9. Termination. This Agreement may be terminated with respect to the Notes to be purchased on a Closing Date by the Underwriters by notifying the Company at any time

                 (a.) in the absolute discretion of the Underwriters at or before any Closing Date: (i) if, subsequent to the date the Registration Statement is declared effective by the Commission or the date of this Agreement, there has been any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business; (ii) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Underwriters will in the future materially disrupt, the securities markets; (iii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriters, inadvisable to proceed with the offering; (iv) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Underwriters, inadvisable or impracticable to market the Notes; (v) if trading in the Notes has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc. or on the American Stock Exchange, Inc. has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (vi) if a banking moratorium has been declared by any state or federal authority, or

                 (b.) at or before any Closing Date, that any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

                  If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company, except that (x) if this Agreement is terminated by the Underwriters because of any failure, refusal or inability on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will, upon their request, reimburse the Underwriters for all out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Notes or in contemplation of performing their obligations hereunder and (y) no Underwriter who shall have failed or refused to purchase the Notes agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company or to the other Underwriters for damages occasioned by its failure or refusal.

                  10. Substitution of Underwriters. If one of the Underwriters shall fail (other than for a reason sufficient to justify the cancellation or termination of this Agreement under Section 9) to purchase on any Closing Date the Notes agreed to be purchased by it on such Closing Date, the nondefaulting Underwriter may find one or more substitute underwriters to purchase such Notes or make such other arrangements as such nondefaulting Underwriter may deem advisable or the remaining Underwriter may agree to purchase a portion of such Notes, in each case upon the terms set forth in this Agreement. If no such arrangements have been made by the close of business on the business day following such Closing Date,

                  (a) if the number of Notes to be purchased by the defaulting Underwriters on such Closing Date shall not exceed 10% of the Notes that all the Underwriters are obligated to purchase on such Closing Date, then the nondefaulting Underwriters shall be obligated to purchase such Notes on the terms herein set forth in proportion to their respective obligations hereunder; provided, that in no event shall the maximum principal amount of Notes that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this
         Section 10 by more than one-ninth of such principal amount of Notes without the written consent of such Underwriter, or

                  (b) if the number of Notes to be purchased by the defaulting Underwriters on such Closing Date shall exceed 10% of the Notes that the Underwriters are obligated to purchase on such Closing Date, then the Company shall be entitled to an additional business day within which it may, but is not obligated to, find one or more substitute underwriters reasonably satisfactory to the nondefaulting Underwriter to purchase such Notes upon the terms set forth in this Agreement.

                  In any such case, either the Underwriters or the Company shall have the right to postpone the applicable Closing Date for a period of not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the Underwriters and the Company. If the number of Notes to be purchased on such Closing Date by such defaulting Underwriter or Underwriters shall exceed 10% of the Notes that all the Underwriters are obligated to purchase on such Closing Date, and none of the nondefaulting Underwriters or the Company shall make arrangements pursuant to this Section within the period stated for the purchase of the Notes that the defaulting Underwriters agreed to purchase, this Agreement shall terminate with respect to the Notes to be purchased on such Closing Date without liability on the part of any nondefaulting Underwriter to the Company and without liability on the part of the Company, except in both cases as provided in Sections 6(B), 7, 8 and 9. The provisions of this Section shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter hereunder shall become an Underwriter for all purposes of this Agreement.

                  11. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Notes. The provisions of Sections 6(B), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

                  This Agreement has been and is made for the benefit of the Underwriters and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters or the Company and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Notes from any Underwriter merely because of such purchase.

                  All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Underwriters, c/o CIBC Oppenheimer Corp., CIBC Oppenheimer Tower, World Financial Center, New York, New York 10281, Attention:
Richard D. White, with copies to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, New York 10178, Attention: Howard L. Shecter, Esq. and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement, with copies to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Robert Todd Lang, Esq.

                  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

              Please confirm that the foregoing correctly sets forth the agreement among us.

                                            Very truly yours,


                                            AVATAR HOLDINGS INC.


                                            By
                                              ----------------------------------
                                                  Name:
                                                  Title:
Confirmed:

CIBC OPPENHEIMER CORP.


By
  -----------------------------------
Name:
Title:


SBC WARBURG DILLON READ INC.


By
  -----------------------------------
Name:
Title: